Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
Assets and liabilities held for sale	Assets and liabilities held for sale
The changes in assets and liabilities held for sale are as follows as of December 31, 2023 and 2022:

Assets held for sale	Discontinued Operations	Held for Sale Entities	Total
Balance at December 31, 2021	$386,028	$77,503	$463,531
Transferred in/(out)	(310,851)	27,772	(283,079)
Balance at December 31, 2022	75,177	105,275	180,452
Transferred in/(out)	(61,961)	(100,696)	(162,657)
December 31, 2023	$13,216	$4,579	$17,795

Liabilities associated with assets held for sale	Discontinued Operations	Held for Sale Entities	Total
Balance at December 31, 2021	$24,321	$18,577	$42,898
Transferred in/(out)	(5,107)	(1,262)	(6,369)
Balance at December 31, 2022	19,214	17,315	36,529
Transferred in/(out)	(10,927)	(16,429)	(27,356)
December 31, 2023	$8,287	$886	$9,173
The following table summarizes the major classes of assets and liabilities classified as held for sale (excluding discontinued operations) as of December 31, 2023 and 2022:

	As of
	2023	2022
Assets
Cash and cash equivalents	$—	$4,792
Accounts Receivable, net of allowance for credit losses	—	9
Inventories, net	509	2,983
Total current assets	509	7,784
Tax receivable	—	234
Property, plant and equipment, net	4,002	11,008
Right-of-use assets, finance lease, net	68	449
Intangible assets, net	—	44,000
Goodwill	—	41,677
Other assets	—	123
Total non-current assets	4,070	97,491
Total assets	$4,579	$105,275

Liabilities
Accounts payable	$—	$1,050
Accrued expenses	—	771
Lease liability, finance lease	84	45
Lease liability, operating lease	368	—
Current portion of notes payable	—	7
Other current liabilities	—	1,097
Total current liabilities	452	2,970
Deferred tax liability	—	13,511
Lease liability, finance lease	—	834
Lease liability, operating lease	434	—
Total non-current liabilities	434	14,345
Total liabilities	$886	$17,315
Former Grassroots Entities
Grassroots: Illinois Assets
Through the acquisition of Grassroots, the Company retained a transferable right to acquire the Illinois assets from former Grassroots affiliates companies that currently own three licensed Illinois medical dispensaries and nine adult use dispensaries (collectively, the “Illinois Assets”). The right to acquire the Illinois Assets may be exercised through the conversion of certain debt, which the Company treats as intercompany debt; should the Company exercise the right to acquire the Illinois Assets, there would be no impact to its statement of operations. Pursuant to the Grassroots Merger Agreement, the proceeds net of expenses and taxes from the sale of Curaleaf’s rights to the Illinois Assets shall be shared by the Company with the former owners of Grassroots as follows: (i) the first $25 million of net proceeds shall be retained by the Company; (ii) the next $25 million of net proceeds shall be remitted to the former Grassroots owners; and (iii) the Company shall keep 50% of the net proceeds above $50 million and the other 50% shall be remitted to the Grassroots owners (the “Illinois Waterfall Payment”). Also pursuant to the Grassroots Merger Agreement, the former Grassroots owners have the right to demand that, in lieu of receipt of a portion of the Illinois Waterfall Payment, that Curaleaf pay to them either (a) $25 million in cash or (b) a number of SVS that have market value equal to $30 million (the “Illinois Exit Payment”). The former owners of Grassroots gave notice of their intention to exercise their option for the Illinois Exit
Payment in the form of cash and SVS in the amount of $28.3 million on October 14, 2022, which the Company paid during the fourth quarter of 2022. As a result, the Company gained the sole right to proceeds from the sale of the Illinois Assets.
On April 1, 2021, Curaleaf and the owners of the Illinois Assets signed definitive agreements to sell the Illinois Assets to Parallel Illinois, LLC (“Parallel”), and the Company received a $10 million deposit from Parallel, which was refundable under limited circumstances. On February 25, 2022, the Company received correspondence from Parallel’s attorneys indicating Parallel was not in a position to complete the acquisition of the Illinois Assets due to lack of financing, among other reasons, and declaring the definitive agreements to purchase the Illinois Assets terminated. On February 2, 2022, the Company filed an arbitration against Parallel and certain principals of Parallel for breach of contract, fraudulent misrepresentation and other claims. As a result of the breach of contract, the Company determined that the $10 million deposit received from Parallel was no longer refundable and, accordingly, recognized a gain of $10 million within Other income, net in the Consolidated Statements of Operations during the year ended December 31, 2022. In September 2023, the Company and Parallel entered into a Confidential Settlement Agreement to settle the dispute in full (the “Parallel Settlement Agreement”). Under this agreement, the Company is to receive $0.5 million upon the consummation and closing of a restructuring, foreclosure or sale transaction involving all or substantially all the assets of Parallel and its subsidiaries, subject to certain conditions. As part of this settlement, Parallel formally released its claims against the Plaintiffs, including with respect to any claim for return of the $10 million deposit. See Note 24 — Commitments and contingencies.
In the quarter ended June 2023, the Company terminated the marketing of the Illinois Assets and reclassified these assets from held for sale to held and used.
Grassroots: Oklahoma and Arkansas Assets
During the second quarter of 2022, the Company completed the sale of Grassroots Oklahoma, which resulted in a gain of approximately $1 million. During the third quarter of 2022, the Company completed the sale of its rights in its licensed cannabis dispensary in Little Rock, Arkansas, which resulted in a gain of approximately $4.5 million.
Pueblo West Organics
The Company completed its acquisition of PWO during the third quarter of 2022 (see Note 4 — Acquisitions for further detail) and immediately began actively marketing certain rights and interests for certain of the acquired real estate assets. The Company completed the sale of these real estate assets during the fourth quarter of 2022, which resulted in a gain of approximately $0.3 million.
HMS Assets
On May 4, 2021, the Company completed the sale of its rights to the assets of HMS Health, LLC and the cultivation and processing assets of HMS Processing, LLC (collectively, the “HMS Assets”) to TerrAscend Corp. for total consideration of $24.6 million, consisting of $22.4 million cash consideration and an interest bearing note receivable of $2.2 million. The note receivable was fully repaid in April 2022. The Company recognized a gain on sale of the HMS Assets of $1.5 million.
Phytoscience Management Group, Inc.
In November 2023, the Company signed a definitive agreement to sell 100% of the outstanding capital stock of Phytoscience Management Group, Inc. to Zenbarn Ventures, Inc. (“Zenbarn”) for cash consideration of $2.8 million, subject to working capital adjustments. In connection with the sale, the Company also signed an interim management services agreement with Zenbarn to provide certain administrative and operational support services. The sale, which remains contingent on regulatory approval, is expected to be completed by the quarter ended June 30, 2024.
Rokshaw Limited
In December 2023, the Company signed a definitive asset purchase agreement to sell its noncannabis operations of Rokshaw Limited, a subsidiary of Curaleaf International Limited, inclusive of its inventory, tradename intangible asset and property, plant and equipment. Total cash consideration £3.5 million consists of £0.5 million payable upon signing of the definitive agreement, £1.85 million payable upon closing of the sale and £0.45 million payable on the first and second anniversary of the closing date. The sale, which remains subject to regulatory approval, is expected to be completed by the quarter ending March 31, 2024.
Acres Assets
In December 2023, the Company signed a letter of intent to sell its rights and interests to certain assets of Acres Cultivation LLC, Acres Dispensary LLC, PT Nevada, Inc. and Acres Medical LLC (the “Acres Assets”) to GL Partners, Inc. (“GL Partners”) for total consideration of $3.3 million, which consists of cash consideration of $1.1 million and the issuance of a secured note with a principal amount of $2.2 million. In February 2024, the Company signed a definitive purchase agreement, and closing is expected to be completed by December 31, 2024, subject to certain regulatory approvals.

North Shore Assets
In the third quarter ended September 30, 2023, the Company entered into discussions with MassGrow, LLC (“MassGrow”) to sell the Company’s rights and interests to certain assets of Curaleaf North Shore, Inc. f/k/a Alternative Therapies Group, Inc. The Company, subsequently, signed a definitive agreement for this sale in January 2024 for cash consideration of $2.8 million. In connection with the sale, the Company also signed a bridge loan agreement to receive short-term working capital to MassGrow through the date of closing and an interim consulting agreement with MassGrow to receive certain administrative and operational support services. The sale, which remains contingent on regulatory approval, is expected to be completed in the quarter ended September 30, 2024, subject to certain extensions.
Discontinued operations
On January 26, 2023, the Company announced a plan to discontinue operations in unprofitable business components with unfavorable regulatory environments. During the first quarter of 2023, the Company reported the operations in California, Oregon and Colorado as discontinued operations. During the third quarter of 2023, the Company reported the operations in Michigan, Kentucky and Adult-Use Maine as discontinued operations. These planned closures represent a strategic shift that will have a major effect on the Company’s operations and financial results. These discontinued operations are a component of the Company’s Domestic reportable segment.
The planned closure of these business components met the held for sale and discontinued operations criteria under ASC 205 as of December 31, 2023; therefore, the Company has separately classified the financial results of these business components as Net loss from discontinued operations on the Consolidated Statements of Operations.
Adult-Use Maine
The Company signed a definitive agreement to sell its rights to the assets of Curaleaf Maine Adult Use, Inc. to Dirigo Naturals, LLC (“Dirigo”) in November 2023. The purchase agreement includes cash consideration of $0.1 million and the assumption of select liabilities. In connection with the sale, the Company also signed an interim management services agreement with Dirigo to operate the business on behalf of the Company. Closing of the sale, which remains contingent on regulatory approval, is expected to occur by the end of the quarter ending March 31, 2024. During the year ended December 31, 2023, the Company recorded a loss on disposal of $0.4 million.
Oregon
The Company signed an asset purchase agreement, effective July 1, 2023, for the sale of its operations in Oregon to Hotbox Farms, LLC (“Hotbox Farms”). The purchase agreement includes cash consideration of $2.0 million due to the Company upon completion of the sale. In connection with the sale, the Company also signed a management services agreement with Hotbox Farms to operate the business on behalf of the Company and a licensing agreement to use certain intellectual property of the Company. During the year ended December 31, 2023, the Company recorded a loss on disposal of $2.7 million. The sale was completed on March 1, 2024.
Colorado
On June 2, 2023, the Company signed a definitive real estate agreement to sell commercial property of Focused Investment Partners, LLC, located in Pueblo CO, for cash consideration of $0.4 million. The transaction closed on June 26, 2023.
On June 7, 2023, the Company signed a definitive real estate agreement to sell two commercial properties of GG Real Estate, LLC, located in Pueblo, CO, to Appleland, LLC for cash consideration of $0.5 million. The transaction closed on July 13, 2023.
On June 26, 2023, the Company signed a definitive purchase and sale agreement to sell its rights to the property of Los Suenos Farms, LLC, located in Avondale, Colorado, to Mammoth Cassa JV, LLC for cash consideration of $1.5 million. The transaction closed on June 26, 2023.
Completion of these three sales resulted in a loss on disposal of $2.0 million.
California
On February 3, 2022, the Company signed a definitive membership interest purchase agreement to sell 100% of its membership interests in Raven Holdings, LLC, a California-based limited liability company to ECCA Investment Partners, LLC. The purchase agreement is equal to a total consideration of $3.0 million, consisting of cash consideration of $0.3 million and a note receivable of $2.8 million. The transaction closed on the signing date.
Michigan and Kentucky
The Company continues to actively market the assets of its discontinued operations in Michigan and Kentucky as of December 31, 2023.
The following table summarizes the major classes of assets and liabilities of the Company’s discontinued operations as of December 31, 2023 and 2022:

	2023	2022
Assets
Accounts receivable, net of allowance for credit losses	$4,356	$6,998
Inventories, net	—	15,861
Prepaid expenses and other current assets	53	3,472
Total current assets	4,409	26,331
Deferred tax asset	8,514	13,328
Property, plant and equipment, net	293	23,820
Right-of-use assets, finance lease, net	—	282
Right-of-use assets, operating lease, net	—	4,491
Intangible assets, net	—	6,708
Other assets	—	217
Total non-current assets	8,807	48,846
Total assets	$13,216	$75,177

Liabilities
Accounts payable	$665	$4,483
Accrued expenses	4,670	11,518
Lease liabilities, finance lease - current	28	26
Lease liabilities, operating lease - current	689	591
Notes payable - current	72	82
Total current liabilities	6,124	16,700
Notes payable, net	56	68
Lease liabilities, finance lease	285	313
Lease liabilities, operating lease	1,822	2,133
Total non-current liabilities	2,163	2,514
Total liabilities	$8,287	$19,214
The following table summarizes the Company’s discontinued operations for the years ended December 31, 2023 and 2022:

	Year ended December 31,
	2023	2022
Total revenues, net	$20,274	$60,922
Cost of goods sold	37,015	108,310
Gross loss	(16,741)	(47,388)
Other operating expenses	13,771	29,972
Operating loss	(30,512)	(77,360)
Total other expense, net	(25,257)	(62,581)
Loss from discontinued operations before provision for income taxes	(55,769)	(139,941)
Income tax benefit	4,387	28,319
Net loss from discontinued operations	$(51,382)	$(111,622)